EXHIBIT 10.12

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into effective as of the 26th day of January, 2000, by and among TITAN HOLDINGS, L.L.C., a Michigan Limited Liability Company ("Buyer"), MARK MITCHELL ("Owner") and CHECKERS DRIVE-IN RESTAURANTS, INC., a Delaware corporation ("Seller") (Buyer, Owner and Seller are referred to herein individually as a "Party" and collectively as the "Parties").

                                    RECITALS

         WHEREAS, Seller is the owner and operator of the Checkers Drive-In Restaurants and/or Rally's Restaurants described on Exhibit A (each of the Restaurants listed on Exhibit A are referred to herein individually as a "Restaurant" and collectively as the "Restaurants");

         WHEREAS, Seller desires to sell and transfer to Buyer and Buyer desires to purchase from Seller substantially all of the assets attributable or pertaining to the Restaurants, Seller desires to sell, lease and/or sublease to Buyer, and Buyer desires to purchase, lease and/or sublease from Seller, the real properties on which the Restaurants are situated, all upon the terms and subject to the conditions set forth in this Agreement, and Seller and Buyer desire to enter into Checkers Drive-In Restaurant's, Inc. Franchise Agreements and/or Rally's Restaurant Franchise Agreements, whichever is/are applicable, for the continued operation of the Restaurants by Buyer as Checkers Drive-In Restaurants and/or Rally's Restaurants (the "Franchise Agreements"), and Seller and Buyer desire to enter into Checkers Drive-In Restaurant's, Inc. Area Development Agreements and/or Rally's Area Development Agreements, whichever is/are applicable, for development by Buyer of new properties as Checkers Drive-In Restaurants and/or Rally's Restaurants (the "Area Development Agreements"); and

         WHEREAS, Owner is the principal owner of Buyer and will realize substantial benefits from the transactions contemplated by this Agreement and, as an inducement for Seller to enter into this Agreement, has agreed to guarantee the obligations of Buyer under the Franchise Agreements to be issued and executed pursuant to this Agreement and otherwise only as specifically and explicitly set forth and agreed in writing in Section 13.11 of this Agreement or elsewhere.

         NOW, THEREFORE, in consideration of the premises, of the mutual covenants, agreements, representations and warranties contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                               PURCHASE AND SALE

         1.01 PURCHASE AND SALE OF ASSETS. At the Closing (as hereinafter defined), Seller hereby agrees to sell, transfer, convey, assign and deliver to Buyer and Buyer agrees to purchase, acquire

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and assume from Seller, all of Seller's right, title and interest in and to the following assets of Seller (collectively, the "Purchased Assets"):

                  (a) FIXED ASSETS. All machinery, equipment, furniture, fixtures, tools, signs and other items of tangible personal property (excluding Inventory) physically located at the Restaurants as of the effective date of this Agreement (the "Fixed Assets").

                  (b) INVENTORY. All inventories of food products, paper products, operational supplies, uniforms, disposable items, heating fuel, cleaning materials and other items of consumable and/or expendable materials and supplies in the Restaurants on the Closing Date (as hereinafter defined) (the "Inventory").

                  (c) PERMITS AND LICENSES. All permits, licenses, consents and authorizations which are necessary or required for the operation, use and/or ownership of the Restaurants and/or Purchased Assets, but only to the extent that the same are transferable and assignable by Seller to Buyer (the "Permits and Licenses").

                  (d) CHANGE FUND. All cash in the cash registers of the Restaurants at the close of business on the day immediately prior to the Closing Date (the "Change Fund").

                  (e) CONTRACT RIGHTS. All of Seller's right, title and interest in and to the contracts, leases and commitments listed on EXHIBIT 1.01(e) together with any other unexpired, executory contract rights directly pertaining to the operation of any of the Restaurants that Seller has entered into in the ordinary course of that Restaurant's business (the "Assumed Contracts"). Seller will, during the Due Diligence Review process (as hereinafter defined), make a good faith effort to present all contracts, leases and commitments that exist to Buyer, and Seller will, during the preparation of the Exhibits to this Agreement make a good faith effort to include all contracts, leases and commitments that exist on the EXHIBIT 1.01(e) list. Except as limited by operation of Section 1.05 hereof, the contract rights and obligations hereby transferred shall, however, include all unexpired, executory rights and obligations that have arisen in the ordinary course of business at the Restaurants even if omitted from the Due Diligence Review materials or the EXHIBIT 1.01(e) list, provided that such omission is inadvertent by Seller and the omitted right or obligation is not material given the scope of this transaction.

                  (f) FEE PROPERTY. All of Seller's right, title and interest in and to each parcel of real property, together with all buildings, improvements and fixtures thereon, identified on EXHIBIT A as a "Fee Real Property" (collectively, the "Fee Real Properties").

                  (g) COMPUTER SOFTWARE. Any computer software to the extent now loaded onto any of the above Fixed Assets or stored at any of the Restaurants, including specifically a license to any copies of Seller's proprietary CHAMPS/BOS located at any of the Restaurants, excluding however any third-party software the license for which precludes such transfer. In order to acquire the license to the CHAMPS/BOS software, Buyer shall

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         execute Seller's standard Software License Agreement, a copy of which is attached hereto as Exhibit l.01(g), which, except as specifically provided herein shall govern the rights and obligations of the Parties concerning the installation of, training for, use of, performance of, upgrades to, and payment for, said CHAMPS/BOS software. Seller warrants that its CHAMPS/BOS software has been properly installed at each Restaurant, and that it functions, and may be utilized, to the extent provided in the Software License Agreement. With respect to the Restaurants, Seller agrees that the normal one-time charge for installation of the CHAMPS/BOS software is set forth in Section 3(a) of the Software License Agreement is included in the Purchase Price. Seller also agrees that the training charges set forth in Section 3(b) of the Software License Agreement for the use of this software are included in the Purchase Price except insofar as Buyer may elect to avail itself of training on the use of this software. Monthly software maintenance charges shall, however, be due from Buyer in accordance with Section 3(c) of the Software License Agreement so long as Buyer continues to utilize this software. The license for and rights to any third party software that may have been installed at any of the Restaurants shall also transfer at no charge to Buyer to the extent transferable under the third-party license for such software; however, the existence of any such third-party software is agreed by the Parties to be fortuitous and immaterial to the value and functional use of any of the Restaurants, and Seller does not itself make any representation or warranty with regard to the proper installation or functionality of any third-party software.

                  (h) BUSINESS RECORDS. All of the business records related to each of the Restaurants (the "Business Records") physically located at the Restaurants as of the effective date of this Agreement. Buyer shall also have the right to make keep copies of any other business records that are received or reviewed during the course of Buyer's Due Diligence Review (described below in Section 5.03).

                  (i) COMPUTERS AND OFFICE EQUIPMENT. All of the laptop computers, fax machines, copy machines and printers now owned by Seller that are either now physically located at the Restaurants, or are now in the possession of any Seller's area managers now assigned to the Restaurants, or are now in the possession of either David Berlin or Tom Butts.

         1.02 EXCLUDED ASSETS. The Purchased Assets shall include only the assets expressly listed in Section l.01 and, except as specifically provided, shall not include any other assets of any kind, including but not limited to, the following assets of Seller: cash on hand or in banks, other than the Change Fund; checks, drafts or other negotiable instruments; accounts receivable; refunds, rebates and credits due to Seller; and executory commitments for the purchase of materials, services or supplies or other real or personal property not related to or physically present at the Restaurants (collectively, the "Excluded Assets").

         1.03 CONDITION OF ASSETS. Except as otherwise warranted by Seller in this Agreement, all of the Purchased Assets are being sold and transferred by Seller to Buyer and purchased by Buyer from Seller in "AS IS" condition and "with all faults." EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, SELLER DISCLAIMS ALL WARRANTIES CONCERNING THE


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PURCHASED ASSETS, STATUTORY, EXPRESS, AND IMPLIED, INCLUDING, BUT NOT LIMITED
TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ANY OTHER WARRANTY OF QUALITY IN RESPECT OF THE PURCHASED ASSETS, AND THERE ARE NO OTHER WARRANTIES, STATUTORY, EXPRESS, OR IMPLIED THAT EXTEND BEYOND THE WARRANTIES CONTAINED IN THIS AGREEMENT. Buyer and Owner acknowledge that they are in the business of operating restaurants and that they have examined the Purchased Assets to their satisfaction in light of Seller's foregoing disclaimer of warranties.

         1.04 TRANSFERS OF REAL PROPERTY. At Closing, Seller shall convey to Buyer each parcel of Fee Real Property pursuant to a deed, generally known as a "special warranty deed", substantially in the form attached hereto as EXHIBIT 1.04(i) (the "Deeds") conveying all right, title and interest in and to such Fee Real Property, subject only to the Permitted Title Exceptions (as hereinafter defined) applicable to such Fee Real Property, and containing no warranty for any acts of any person other than Seller. Each Deed shall contain such modifications from the form attached hereto as EXHIBIT 1.04(i) as may be legally required or customary in the jurisdiction to which such Deed relates. At Closing, Seller shall lease to Buyer each parcel of real property designated on EXHIBIT A as a "Mortgaged Real Property" (collectively, the "Mortgaged Real Properties"), together with all buildings, improvements and fixtures thereon, pursuant to a lease substantially in the form attached hereto as EXHIBIT 1.04(ii) (the "Leases"). The Mortgaged Real Properties are those properties where Seller's fee ownership is encumbered by a mortgage that will not be removed at or prior to Closing. At Closing, Seller shall sublease to Buyer each parcel of real designated on EXHIBIT A as a "Leased Real Property" (collectively, the "Leased Real Properties"), together with all buildings, improvements and fixtures thereon, pursuant to a sublease substantially in the form attached hereto as EXHIBIT 1.04(iii) (the "Subleases"). Fee Real Properties, Mortgaged Real Properties and Leased Real Properties are referred to collectively as the "Properties". Except for the above referenced mortgage applicable to the Mortgaged Real Properties, the ongoing contractual obligations referenced herein, and the Permitted Title Exceptions (as hereinafter defined), all transfers of Real Property shall be free and clear of all mortgages and of all financing, tax, judgment, mechanics and other liens. Owner shall not be required to personally guaranty any of the Leases or Subleases.

         1.05 ASSUMPTION OF LIABILITIES. At the Closing, Buyer shall assume, discharge and become liable for all liabilities and obligations arising after the Closing Date under the Assumed Contracts, but only to the extent that such liabilities or obligations are based upon or attributable to goods or services provided or benefits received on or after the Closing Date under such Assumed Contracts (the "Post-Closing Obligations). The Buyer shall indemnify the Seller from any claims, losses, liabilities, damages or expenses (including attorney's fees) incurred by the Seller as a result of the failure of the Buyer to pay and perform any such Post-Closing Obligations when and as due. The Seller shall remain responsible for and shall pay and perform when and as due all liabilities and obligations under the Assumed Contracts to the extent that such liabilities or obligations are based upon or attributable to goods or services provided or benefits received under the Assumed Contracts prior to the Closing Date (the "Pre-Closing Obligations"). The Seller shall indemnify the Buyer from any claims, losses, liabilities, damages or expenses (including attorney's fees), incurred by the Buyer as a result of the failure of the Seller to pay and perform any such Pre-Closing Obligations


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when and as due. Except for the Post-Closing Obligations under the Assumed
Contracts, the Buyer is not assuming and shall not be responsible for any other liabilities or obligations of the Seller with respect to any of the Restaurants or the Purchased Assets (the "Unassumed Obligations"). The Seller agrees to indemnify the Buyer from any claims, losses, liabilities, damages or expenses (including attorney's fees) incurred by the Buyer as a result of the failure of the Seller to pay, perform or otherwise satisfy any such Unassumed Obligations.

                                   ARTICLE II

                                 PURCHASE PRICE

         2.01     PURCHASE PRICE.

                  (a) The purchase price ("Purchase Price") for the Purchased Assets shall be the value of the Inventory and the Change Fund on the Closing Date plus the sum of Ten Million Two Hundred Fifty Thousand Dollars ($10,250,000.00), which shall be payable by Buyer to Seller as follows: (i) Buyer has deposited into escrow with Seller's attorney Twenty Thousand Dollars ($20,000.00), which shall be applied to the Purchase Price at the Closing (the "Initial Escrow Deposit"); (ii) Buyer shall deposit into escrow with Fidelity (as defined below) within seventy-two (72) hours of the execution of this Agreement (but not later than Closing) the sum of One Hundred Thousand Dollars ($100,000.00), which shall be applied to the Purchase Price at the Closing (the "Subsequent Escrow Deposit," and together with the Initial Escrow Deposit, the "Escrow Deposit"); (iii) Buyer shall execute and deliver to Seller at the Closing a five (5) year Promissory Note, not personally guaranteed, amortized over eight (8) years, in the form attached hereto as EXHIBIT 2.01(a), in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00), at 8.75% interest, accrual of which interest and payments of interest and principal shall commence six (6) months after Closing (the "Promissory Note"); (iv) Buyer shall pay to Seller at the Closing the sum of Eight Million Six Hundred Thirty Thousand Dollars ($8,630,000.00) by wire transfer of immediately available funds; and (v) Buyer shall pay to Seller, on or before the dates specified in Section 2.01(b), the values of the Inventory and of the Change Fund as of the Closing Date (the "Inventory Value and Change Fund Value). Contemporaneously with the execution of this Agreement, the Escrow Deposit component payments shall be sent to Fidelity National Title Insurance Company, to the attention of Patty Beverly, 1300 Dove Street, Suite 300, Newport Beach CA 92660 ("Fidelity"), and held by Fidelity in one or more interest bearing escrow accounts pursuant to Section 2.06 hereof. If the deposits are paid by check, these checks should be made out to Fidelity. Any deposits paid by checks made out to Seller or Seller's Attorney shall be voided and returned and replaced with checks made out to Fidelity.

                  (b) The Inventory Value and Change Fund Value shall be determined as follows:

                           (i) On or before the Closing Date, pursuant to a
mutually agreed upon schedule, representatives of both Buyer and Seller shall conduct a physical inventory of all cash


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registers and all items of Inventory at the Restaurants. Alternatively, if the
Parties elect and agree, the performance of this inventory process may be delegated to a third-party (with any expense for such split evenly between Buyer and Seller). Not less than one (1) day prior to the Closing Date, Seller shall present to Buyer a written document setting forth Seller's estimations of the Inventory and of the Inventory Value and of the Change Fund Value. The Inventory Value as of such time shall then be determined by the then current price lists of the then current vendors to the Restaurants; provided, however, that with respect to new uniforms included in the Inventory, Buyer shall pay the full invoice price paid by Seller for such new uniforms, and with respect only to uniforms currently used by Restaurant employees included in the Inventory, Buyer shall pay one-half of the full invoice price paid by Seller for such uniforms. Buyer shall thereafter have eight (8) business days within which to review the written documents setting forth the Inventory and the estimated Inventory Value and the estimated Change Fund Value and the work papers of Seller utilized in calculating the Inventory and these estimates (which will be furnished to Buyer promptly on request) for purposes of verifying the accuracy and fairness of the Inventory Value and Change Fund Value. The Inventory Value and Change Fund Value estimated by Seller shall both be binding on Buyer unless Buyer presents to Seller written notice of disagreement on or before the eighth (8th) business day following the Closing Date, specifying in reasonable detail, insofar as feasible, the nature and extent of Buyer's disagreement. If Buyer does not provide to Seller such written notice of disagreement on or before such date, or if Buyer does deliver such written notice of disagreement on or before such date but does not pay to the Seller the amount required under Section 2.01(b)(ii) in connection with the delivery of such notice, then the Inventory Value and Change Fund Value determined by the Seller shall be binding upon the Buyer and shall not be subject to any further challenge or disagreement. If the Buyer does provide to Seller such written notice of disagreement on or before such date and pays to the Seller the amount specified in Section 2.01(b)(ii) in connection with the delivery of such notice, then the parties agree to use their good faith efforts to resolve any disagreement regarding the Inventory Value and Change Fund Value within fifteen (15) business days after the Seller receives written notice of such disagreement. If the Parties do not resolve such disagreement on or before the twentieth (20th) business day following the Closing Date, then the final determination of the Inventory Value and Change Fund Value shall be submitted to a mutually acceptable, independent, certified public accountant (the "Accountant") for resolution. To that end, on or before the twenty-fifth
(25th) business day following the Closing Date, each Party shall submit to the Accountant a written statement of its computation of the Inventory Value and Change Fund Value. The Accountant, based upon such written statements and upon such other information as an Accountant deems necessary or appropriate, shall choose either the Seller's or the Buyer's computation of the Inventory Value and Change Fund Value (but not any compromise of those computations) as the more accurate computation of the Inventory Value and Change Fund Value. The fees payable to the Accountant for such determination to be paid by the Party whose proposed computation of the Inventory Value and Change Fund Value was not chosen by the Accountant as the more accurate computation. The determination of the Accountant shall be conclusive and binding upon the Seller and the Buyer and shall not be subject to any challenge or appeal.

                           (ii) The Change Fund Value shall be paid in full on
the eighth (8th) business


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day following the Closing Date, and the Inventory Value shall be paid in full on the thirtieth (30th) calendar day following the Closing Date; provided, however, that if, on or before the eighth business day following the Closing Date, the Buyer (pursuant to Section 2.01(b)(i) delivers a written notice of disagreement to the Seller, then the Buyer shall pay to the Seller not later than by the deadlines set forth above in this section those portions of the Inventory Value and Change Fund Value with which Buyer does not disagree, and the Buyer shall pay to the Seller any remaining portion of the Inventory Value and Change Fund Value ultimately determined to be payable upon resolution of such disagreement within two (2) business days following the date of resolution of that disagreement.

                           (iii) The amount payable by the Buyer to the Seller
for the Inventory Value shall be paid directly to Seller by check or wire transfer of immediately available funds not later than the date provided in
Section 2.01(b)(2) above.

         2.02 FRANCHISE FEES; DEVELOPMENT FEES. The Purchase Price includes the Twenty Five Thousand Dollar ($25,000.00) Initial Franchise Fee per Restaurant set forth in Section 6.01 of the Franchise Agreements to be entered into at Closing, and no additional consideration for Initial Franchise Fees shall be owed by Buyer under said Franchise Agreements. The Purchase Price also includes the Five Thousand Dollar ($5,000.00) Development Fee per Restaurant set forth in
Section 2.01 and EXHIBIT A to the Development Agreements attached hereto for each restaurant listed therein, and no additional consideration for Development Fees shall be owed by Buyer under said Development Agreements. Any Franchise Fees and Development Fees other than the above referenced fees are not waived, and shall be due from Buyer in accordance with the provisions of the applicable Franchise Agreements and Development Agreements respectively. If Buyer elects to franchise or develop any additional restaurants beyond those listed in the Franchise Agreements and Development Agreements attached hereto, and Buyer and Seller reach agreement regarding such additional restaurants, Buyer shall pay the identified Franchise Fees and Development Fees set forth in the Franchise Agreements and/or Development Agreements applicable to those additional restaurants.

         2.03 PRORATIONS AND ADJUSTMENTS. The Purchase Price shall be subject to adjustment at Closing for payments due under the Assumed Contracts, real and personal property taxes and assessments, utilities and other similar items. The prorations shall be calculated based on the actual amounts of the 1999/2000 real and personal property taxes and assessments. The prorations shall be computed as of the Closing Date based upon the fiscal periods to which such property taxes and assessments apply under statute or ordinance (or if the fiscal periods are not specified under such statute or ordinance, in accordance with the prevailing practice of the municipalities in which the Restaurants are located). If such amounts are not available, the prorations shall be calculated based on the 1998 amounts, subject to re-proration when the actual amounts become available. Rents and other charges paid or due under any Assumed Contract and any other expense for the month of Closing will be prorated between Seller and Buyer, and Buyer shall in addition provide a _________________ (____) short-term promissory note in the form attached hereto as EXHIBIT 2.03, at 8.75% interest and personally guaranteed by Owner, for payment of the first full month's rent (the "Short-Term Promissory Note"). Buyer shall pay to Seller at the Closing an amount equal to the


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sum of all prepaid expenses and deposits associated with any Restaurant. In addition, Buyer shall pay Seller a prorated amount, as of the Closing Date, for all prepaid real and personal property taxes and assessments for the calendar year 2000.

         A credit will also be issued at Closing to reflect whether the Seller's contributions into the cooperative advertising funds for the applicable markets on behalf of the Restaurants then exceed or are deficient with respect to the net amounts then due. Seller shall be entitled to a credit for any monies that Seller has already paid that are not yet due; Buyer shall be entitled to a credit for any monies then due from Seller that have not yet been paid. Buyer will thereafter assume responsibility to make all cooperative advertising payments on behalf of the Restaurants into the applicable funds, including making up any shortfalls that may have existed as of the Closing Date.

         2.04 TRANSFER AND OTHER EXPENSES AND OTHER TAXES. Transfer fees, taxes and expenses, if any, on the Leases and Subleases and the transfer of the Purchased Assets by Seller to Buyer shall be paid by Buyer. All costs associated with title commitment, title insurance and related matters, surveys, environmental reviews, inspections and similar due diligence and other items shall be paid by Buyer. All applicable federal, state and local taxes payable in connection with the transactions contemplated by this Agreement other than those for which some specific provision is made in this Agreement shall be paid by the Party against which such tax is assessed under the provisions of that statute, or under the regulations implementing that statute; provided, however, that if provision is not made in such statute or regulation for the party by whom such tax is payable, then that tax will be divided equally between the Buyer and the Seller.

         2.05 ALLOCATION OF PURCHASE PRICE. Seller and Buyer agree that for U.S. federal income tax purposes, the Purchase Price shall be allocated as set forth on EXHIBIT 2.05. Seller and Buyer agree that said allocation of the Purchase Price shall be used by Seller and Buyer in reporting the transactions covered by this Agreement for income tax purposes and that each shall file an Asset Acquisition Statement (Form 8594) with the Internal Revenue Service consistent with EXHIBIT 2.05.

         2.06 ESCROW, ESCROWED FUNDS AND CLOSING STATEMENT. All payments due between the parties in connection with completing and closing this transaction shall be paid to or forwarded through Fidelity, which shall hold the monies, in one or more interest bearing escrow accounts, and which shall pay the net proceeds due to Seller hereunder upon Closing, or refund monies to Buyer, pursuant to Section 5.01 and as otherwise provided herein. Payments at Closing (as defined in Section 5.01) shall be made pursuant to a closing statement that has been agreed to by the Parties at time of Closing, which closing statement shall have been prepared by Fidelity from information supplied by the Parties. Escrow fees shall be paid in equal parts by Buyer and Seller. The Parties shall, in good faith, provide any tax ID and other information and execute any documents or instructions reasonably required to facilitate the handling of this matter by Fidelity. Where documents or monies are delivered directly between the parties, whether prior to, at or subsequent to Closing, they shall provide confirmation of such if and as reasonably requested by Fidelity. Interest earned in any account shall be paid to the Party who eventually receives the principal contained therein and shall be paid to said party by Fidelity together with the principal due from the account. Where the paying party and the receiving Party are different, the paying Party shall receive credit for


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the principal amount. Fidelity shall not be required to assess the adequacy and sufficiency or the Parties' respective performances or documents, and may rely upon the Parties' respective representations concerning such, which representations in good faith shall be given by the Parties when due.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer (each of which shall be deemed material and independently relied upon by Buyer and each of which is as of the date of this Agreement and shall be as of the Closing Date accurate and complete in all material respects) as follows:

         3.01 ORGANIZATION AND STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own its properties and assets and to conduct its business as now conducted or proposed to be conducted.

         3.02 CORPORATE AUTHORITY. Seller has the full power and authority to enter into and perform this Agreement and to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement.

         3.03 CORPORATE AUTHORIZATION; BINDING AGREEMENT. Seller has taken all necessary corporate actions to authorize and approve the execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement. This Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

         3.04 TITLE TO PURCHASED ASSETS. As of the Closing Date, Seller will have good title to all of the Purchased Assets, free of any lien, encumbrance or charge except, in the case of the Assumed Contracts, the charge for the Post Closing Obligations.

         3.05 FINANCIAL STATEMENTS. Seller has provided to Buyer the financial statements (balance sheet, income statement, cash flow statement and related schedules) for each Restaurant for the 1998 calendar year and for the most recent thirteen (13) monthly periods (the "Financial Statements"). Each of those Financial Statements is accurate and complete in all material respects.

         3.06 ASSUMED CONTRACTS. Seller has delivered to Buyer copies of each of the Assumed Contracts. Each copy of an Assumed Contract delivered by Seller to Buyer is accurate and complete in all respects and no commitments or waivers, oral or written, have been made with respect to any such Assumed Contracts which are not expressly set forth in such copies. Seller is not as of the date of this Agreement and will not be as of the Closing Date in breach of any of its obligations under any Assumed Contract. To Seller's knowledge, the other party to each Assumed Contract is not as of the date of this Agreement and will not be as of the Closing Date in breach of any of its obligations under such Assumed Contract.


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         3.07 COMPLIANCE WITH APPLICABLE LAWS. The conduct of the business at each of the Restaurants prior to the Closing Date will have complied in all material respects with all federal, state and local laws, statutes, ordinances and regulations. Without limiting the generality of the foregoing, Seller, in its conduct of the business of each of the Restaurants prior to the Closing Date, will have complied in all material respects with all statutes, ordinances and regulations pertaining to the employment of personnel at the Restaurants and all statutes, ordinances and regulations pertaining to the receipt, handling and disposal of materials which may result in any contamination to the environment.

         3.08 GENERAL REPRESENTATIONS AND REPRESENTATIONS CONCERNING LITIGATION. Buyer and Owner have been provided the Checkers Drive-In Restaurants, Inc. Uniform Franchise Offering Circular dated September 29, 1999, and the Rally's Restaurant Uniform Franchise Offering Circular dated September 29, 1999 (the "UFOCs"). Neither Seller nor any representative of Seller makes any representations or statements of projected or forecasted sales, profits or earnings of the Restaurants or any other Seller restaurants, and Seller reminds Buyer that future sales, profits and earnings at the Restaurants may be more or less than past sales, profits and earnings. In making its decision to proceed with this transaction, Seller relies upon Buyer's representation that it has not relied on any financial information provided by Seller or any other third-party other than what is contained in the above Financial Statements and in the UFOCs. Seller acknowledges, contrary to what is reported in the UFOCs, that Daniel J. Dorsch is now the Chief Executive Officer of Seller. Except as set forth in the UFOCs, there is no suit, action, proceeding (legal, administrative, or otherwise), claim, investigation, or inquiry (by an administrative agency, governmental body, or otherwise) pending or, to Seller's knowledge, threatened by, against, or otherwise involving Seller as a party, or any of the Restaurants, assets, or the transactions contemplated by this Agreement, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, agency, instrumentality, arbitration tribunal, or other authority, domestic or foreign, or to which Seller is or may become a party which, if determined adversely to Seller, would have a material adverse effect on the Restaurants, and, to Seller's knowledge, there is no factual basis upon which any suit, action, proceeding, claim, investigation, or inquiry could be asserted or based. Except as set forth in the UFOCs there is no material outstanding judgment, order, writ, injunction, or decree of any court, administrative agency, governmental body, or arbitration tribunal against or affecting the Restaurants.

         3.09 EMPLOYEE DATA, RELATIONS AND BENEFIT PLANS. Seller represents that it shall remain liable with respect to any Restaurant employee's employee relations claims that relate to the time period that Seller operated the Restaurants and employed the particular employee, provided that Buyer has done nothing subsequently that results in such claim. Seller further represents that it shall remain liable with respect to any Restaurant employee's employee benefit claims that relate to the time period that Seller operated the Restaurants and employed the particular employee, provided that Buyer has done nothing subsequently that results in such claim.

         3.10 TAX MATTERS. Seller has prepared and timely filed all federal, state and local tax returns and reports as are or have been required to be filed by Seller with respect to each of the Restaurants and has paid when and as due all taxes shown thereon to be due and payable. No claims are pending and, to Seller's knowledge, no claims are threatened by any federal, state or local governmental agency for any taxes relating to any of the Restaurants or the Purchased Assets.

         3.11 BROKERS' FEES. Seller has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated, other than fees and commissions owed to National Franchise Sales, which shall be the sole responsibility of Seller.

         3.12 DISCLOSURE. To the best of Seller's knowledge, no representation or warranty by Seller in this Agreement or any Exhibits attached to this Agreement, and no other information furnished or to be furnished by Seller pursuant to this Agreement, contains or will contain any untrue statement of a material fact or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         3.13 KNOWLEDGE AND OTHER LIMITATIONS. Certain of the representations and warranties of Seller are stated to be made "to the knowledge" of Seller or refer to what is "known" to Seller or of what Seller is "aware." All representations and warranties are made based upon, and limited to, the knowledge of Seller, whether expressly so stated in the particular representation and warranty or not. The Parties hereto agree that the meaning of such expressions shall with respect to Seller in all cases be understood as comprising the knowledge and belief of the corporate officers of Seller without any type of additional investigation thereof. All representations and warranties are limited in scope to the Restaurants, rather than to any other operations or assets of Seller, unless expressly so stated to the contrary in the particular representation or warranty, and all are limited in scope to material components thereof. Attached hereto as EXHIBIT 3.13 is a Disclosure Statement that lists certain facts that are exceptions or qualifications to various of the general Representations and Warranties or other factual statements recited in this Agreement. Seller does not imply by inclusion of any item on EXHIBIT 3.13 that Seller believes such to be material to this transaction or to any of the Purchased Assets. Any exceptions, qualifications, or other facts or events actually reported by Seller to Buyer, or discovered by Buyer, or otherwise actually known to Buyer, prior to expiration of the relevant time period prescribed below for Buyer's Due Diligence Review shall be deemed to have been included on EXHIBIT 3.13 whether or not they specifically there appear.

                                   ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF BUYER AND OWNER

         Buyer and Owner, jointly and severally, represent and warrants to Seller (each of which shall be deemed material and independently relied upon by Seller and each of which is as of the date of this Agreement and shall be as of the Closing Date accurate and complete in all material respects) as follows:

         4.01 ORGANIZATION AND STANDING OF BUYER. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Michigan with full power and authority to own its properties and assets and to conduct its business as now conducted or proposed to be conducted.

         4.02 COMPANY AUTHORITY. Buyer has the full power and authority to enter into and perform this Agreement and to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement.

         4.03 COMPANY AUTHORIZATION; BINDING AGREEMENT. Buyer has taken all necessary corporate actions to authorize and approve the execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement. This Agreement constitutes a legal, valid and binding obligation of Buyer and Owner, enforceable against Buyer and Owner in accordance with its terms.

         4.04 REPRESENTATIONS OF SELLER. Buyer and Owner have received and reviewed the information contained in the Checkers Drive-In Restaurants, Inc. Uniform Franchise Offering Circular dated September 29, 1999, and in the Rally's Restaurant Uniform Franchise Offering Circular dated September 29, 1999, whichever is/are applicable (the "UFOCs"). Neither Seller nor any representative of Seller has made any representations or statements of projected or forecasted sales, profits or earnings of the Restaurants or any other Seller restaurants, and Buyer acknowledges that future sales, profits and earnings at the Restaurants may be more or less than past sales, profits and earnings. In making its decision to proceed with this transaction, Buyer has not relied on any information provided by Seller or any other third party other than what is contained in the UFOCs and/or this Agreement.

         4.05 BROKERS' FEES. Buyer and Owner have no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Seller could become liable or obligated.

         4.06 DISCLOSURE. To the best of Buyer's knowledge, no representation or warranty by Buyer in this Agreement or any Exhibits attached to this Agreement, and no other information furnished or to be furnished by Buyer pursuant to this Agreement, contains or will contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         4.07 KNOWLEDGE AND OTHER LIMITATIONS. Certain of the representations and warranties of Buyer and Owner are stated to be made "to the knowledge" of Buyer and Owner or refer to what is "known" to Buyer and Owner or of what Buyer and Owner is "aware." A11 representations and warranties are made based upon, and limited to, the knowledge of Buyer and Owner, whether expressly so stated in the particular representation and warranty or not. The Parties hereto agree that the meaning of such expressions shall with respect to Buyer and Owner in all cases be understood as comprising the knowledge and belief of the company officers of Buyer without any type of additional investigation thereof.

                                   ARTICLE V

                         COVENANTS OF SELLER AND BUYER

         Seller and Buyer each covenant with the other as follows:

         5.01 THE CLOSING. The Closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Fidelity National Title Insurance Company, 1300 Dove Street, Suite 300, Newport Beach CA 92660 at noon local time on February 24, 2000, or such other place and time a$ Seller and Buyer may agree in writing (the "Closing Date"). All prorations and adjustments pursuant to Section 2.03 shall be calculated effective as of midnight (12 hours later) on the Closing Date. The actual changeover of operations, inventory, employment of personnel, receipts, expenses, and change fund entitlement shall be done effective either as of midnight (12 hours later) on the Closing Date or as of the end of business that night for each individual Restaurant, whichever is later. Any or all Parties may elect not to be physically present, including having persons with adequate signing authority present, in the offices where the Closing is to take place on the Closing Date; however, in such case it shall be the responsibility of each not attending Party to have provided whatever executed and other documents, funds, and authorizations are necessary so that the Closing may properly and timely take place. The obligations of the Parties to close or effect the transactions contemplated by this Agreement will be subject to satisfaction, unless duly waived, of the applicable conditions set forth in this Agreement. If the Closing has not occurred by February 29, 2000, then Seller shall have the right, at any time thereafter, but prior to Closing, to terminate this Agreement pursuant to Section 11.01 and, in the absence of a material default by Seller, to retain the Deposit. Seller's right to retain the deposit is conditioned upon Seller then being prepared to close, and conditioned further upon the various contingencies and conditions set forth in Article VII then having been materially satisfied.

         5.02 CONDUCT OF BUSINESS PRIOR TO CLOSING. From the date of this Agreement through and including the Closing Date and except as otherwise consented to or approved by Buyer in writing, Seller shall operate the Restaurants and maintain the Purchased Assets in the usual and ordinary course and substantially in the same manner as heretofore conducted.

         5.03 DUE DILIGENCE REVIEW. From the date of this Agreement through and including the earlier of the Closing Date or the date of termination of this Agreement or any specifically applicable deadline date prescribed below,

                  (a) Seller will afford to the officers, attorneys, accountants and other representatives of Buyer reasonable access during normal business hours to all books and records of Seller relating to the Restaurants and the Purchased Assets, including, but not limited to, all information and records with respect to any contracts, leases, permits, employee benefit plans, insurance, financial and operating data, worker's compensation experience, non-privileged litigation files, environmental reports, title reports and surveys, in each case to the extent related to the Restaurants and the Purchased Assets (excepting only trade secrets, attorney work product or privileged materials, and other confidential materials); and

                  (b) Seller will afford to the officers, attorneys, accountants and other representatives of Buyer reasonable access to the Restaurants and related facilities, at all reasonable times during normal business hours, for the purpose of conducting inspections of the Restaurants and related facilities and all equipment located therein and assessing the day-to-day operations of the Restaurants; provided such access is discreet and controlled by Seller and does not unreasonably interfere with the business of Seller operated at the Restaurants.

                  (c) If the transaction contemplated by this Agreement fails to close for any reason, Buyer shall return to Seller all documentation, test results, surveys and other information furnished to Buyer by or on behalf of Seller. Buyer agrees to reimburse, indemnify and hold Seller harmless from and against any and all damages, injuries, liabilities, claims, demands or liens, including, without limitation, any property damage, personal injury or claim of lien against the Restaurants, resulting from the activities permitted by this Section (including, without limitation, reasonable attorneys' fees and expenses paid or incurred by Seller during litigation, if any), which indemnity shall survive the Closing or earlier termination of this Agreement.

                  (d) Buyer shall procure title insurance commitments from Fidelity agreeing to issue to Buyer one or more owner policies of title insurance insuring its ownership interests created pursuant to the Deeds, and one or more leasehold policies of title insurance insuring its leasehold interests created pursuant to the Leases and the Subleases (the "Commitments"). Buyer shall pay the title insurance expenses and premiums at Closing. Buyer will, within fifteen (15) days after receipt of the title commitments, notify Seller in writing specifying the matters to which Buyer objects (the "Title Objections"), otherwise Buyer shall be deemed to have no Title Objections. If Seller cannot or elects not to correct the Title Objections on or prior to the Closing Date, Buyer will have the option of either accepting the title as it then is or terminating this Agreement on or before the Closing Date, in which event the Deposit (less the cost of any title insurance expenses) shall be returned to Buyer without any further liability to either Party. All easements, rights of way, restrictions and other matters of record, including, but not limited to, property taxes not yet due and payable, the matters, if any, which would be disclosed by a current and accurate survey and the exceptions listed in the Commitments to which Buyer does not object, as well as all exceptions to which it objects but the correction of which is waived by Buyer at or prior to Closing, are referred to herein as the "Permitted Title Exceptions". Fidelity shall be used as the title company for purposes of obtaining the above-referenced title commitments.

                  (e) At its sole option and expense, Buyer may procure "AS BUILT" surveys of the Properties (the "Surveys"). If the Surveys show any encroachments on the Properties or that improvements located on the Properties encroach on setback lines, easements, lands of others or violate any restrictions, covenants of this Agreement or applicable governmental regulation, the same shall constitute a title defect to which Buyer may object pursuant to the terms of Section 5.03(d)

                  (f) At its sole option and expense, Buyer may procure Phase I environmental assessment reports for the Properties within twenty (20) days of the effective date of this Agreement. Buyer shall, within said twenty (20) day period, notify Seller in writing, specifying the matters on the report to which Buyer objects (the "Environmental Objections"). Otherwise Buyer shall be deemed to have no Environmental Objections. If Seller cannot or elects not to correct the Environmental Objections on or prior to the Closing Date, Buyer will have the option of either accepting the environmental condition of the Properties as it or they exist, or terminating this Agreement on or before the Closing Date, in which event the Deposit (less the costs of any title insurance expenses) shall be returned to Buyer without any further liability to either Party.

                  (g) Notwithstanding anything to the contrary contained herein, Buyer shall have the right to terminate this Agreement on or before the twentieth (20th) day after the effective date of this Agreement (the "Due Diligence Deadline") if Buyer is not satisfied for any reason with its due diligence investigation of the Restaurants and the Purchased Assets. Buyer shall exercise such right by delivering written notice thereof to Seller on or before the Due Diligence Deadline, in which event the Agreement shall terminate and the Deposit (less the costs of any title examination and cancellation expenses) shall be returned to Buyer without any further liability to either Party. Should Buyer fail to provide Seller with written notice of its election to terminate this Agreement on or before the Due Diligence Deadline, then Buyer shall be deemed to be satisfied with the above items and its due diligence, and, subject to the fulfillment and satisfaction any Title Objections, Environmental Objections and of Seller's obligations herein, Buyer shall close and settle this transaction pursuant to the terms of this Agreement.

                  (h) As required by Florida law in the documents for all Florida real property sales, Seller hereby discloses to Buyer and Owner that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in some buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         5.04 EMPLOYEES. As provided in Section 5.01, the actual changeover of employment of personnel shall be done effective either as of midnight on the Closing Date or as of the end of business that night for each individual Restaurant, whichever is later. Seller shall terminate all employees ("Employees") employed at the Restaurants effective as of then. At a mutually agreed time prior to Closing, Buyer, with the permission and accompanied by a representative of Seller, may discuss with Seller's employees at the Restaurants offers of employment following consummation of the transactions contemplated by this Agreement. Buyer shall thereafter have the right to offer employment to or to hire such employees of Seller effective after the Closing Date. Notwithstanding the foregoing, Seller shall have the right, but not the obligation, to retain and reassign all management employees employed at the Restaurants on the Closing Date and Seller shall have the right, but not the obligation, to retain any Employees not hired by Buyer. Seller shall be liable for failure to provide any notice required under the Worker Adjustment in Retraining Notification Act of 1988 ("WARN") in connection with the transaction contemplated by this agreement. Purchaser does not assume, adopt or ratify in any manner whatsoever any collective bargaining agreements between Seller and its employees or collective bargaining representatives of its employees and Purchaser does not assume and has no responsibility for any present or past employment practices, policies or procedures of Seller. The Parties are all aware that Seller's current employee David Berlin may be offered a position with Buyer, and any such offer or acceptance is solely between him, Buyer and Owner.

         5.05 ASSUMED CONTRACTS. Seller and Buyer, at such time and in such manner as is mutually agreed between them, shall contact each of the third parties to each of the Assumed Contracts to secure any required consents to Seller's assignment and delegation to Buyer of Seller's rights and obligations under those Assumed Contracts.

         5.06 ESTOPPELS. Seller and/or Buyer, at such time and in such manner as is mutually agreed between them, shall contact each lessor/owner of each Leased Real Property to secure estoppels in form and substance satisfactory to Seller and Buyer assuring Buyer's right to occupy those Properties following the Closing. Seller has previously received approval from Buyer for the model formats for the estoppel documents, and Seller has already mailed these out to the various lessors/owners. Seller shall diligently pursue the execution and return of these estoppels, assisted by Buyer and/or Buyer's lender if Seller and Buyer shall agree that such a cooperative effort will facilitate such execution and return.

         5.07 CONFIDENTIALITY. Except as provided in Sections 5.04, 5.05, 5.06 and 13.02, the Buyer shall not disclose the transaction contemplated by this Agreement or any information regarding such transaction to any employee of Seller, including, but not limited to, employees at the Restaurants or any employee of any vendor of Seller without Seller's prior consent. All information concerning this contemplated transaction or the financial terms of this Agreement shall be kept confidential by each Party, its attorneys, accountants and representatives. All information furnished by one Party to the other in connection with this Agreement or the transactions contemplated by this Agreement shall be kept confidential by such other Party (and shall be used by it and its officers, attorneys, accountants, financiers, and representatives only in connection with this Agreement and the transactions contemplated by this Agreement) except to the extent that such information (1) already is known to such other Party when received, (ii) thereafter becomes lawfully obtainable from other sources, (iii) is required to be disclosed in any document filed by Seller or its affiliate with the Securities and Exchange Commission or any other agency of any government or (iv) is otherwise required to be disclosed pursuant to any federal or state law, rule or regulation or by any applicable judgment, order or decree of any court or by any governmental body or agency having jurisdiction after such other Party has given reasonable prior written notice to the other Parties to this Agreement of the pending disclosure of any such information. In the event that the transactions contemplated by this Agreement shall fail to be consummated, each Party shall promptly cause all copies of documents or extracts thereof containing information and data as to another Party to be returned to such other Party.

         5.08 MECHANICS' LIENS. Seller shall furnish to Buyer at Closing an affidavit (the "Mechanics' Lien and Possession Affidavit") attesting to the absence, unless otherwise provided for herein, of any claims of mechanics' liens known to Seller relating to the Properties and further attesting that the costs of any improvements or repairs to the Properties have been or will be paid prior to the applicable Closing Date.

         5.09 MISCELLANEOUS AGREEMENTS. Subject to terms and conditions herein provided, each Party shall use its commercially reasonable best efforts to take or cause to be taken, all action and to do or cause to be done, all things necessary, appropriate or desirable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

         5.10 INSURANCE. Between the date of this Agreement and the Closing Date, Seller shall continue in force its existing insurance policies with respect to the Restaurants and the Purchased Assets.

         5.11 SHOPPING. Notwithstanding the existence of this Agreement, Seller shall have the right to continue to solicit, initiate, encourage and participate in negotiations and discussions and enter into any agreement, including, but not limited to, a back-up agreement in the event the transactions contemplated by this Agreement are not ultimately consummated, regarding the sale of any or all of the Restaurants and the Purchased Assets.

         5.12 BEVERAGE EQUIPMENT. The parties acknowledge that the beverage dispensing equipment located in the Restaurants (the "Beverage Equipment"), which is leased by Seller from The Coca-Cola Company and from Dr Pepper/Seven Up, Inc., is not included in the Purchased Assets. At the Closing, Seller shall assign to Buyer all of Seller's rights under the leases with The Coca-Cola Company and with Dr Pepper/Seven Up, Inc. with respect to such Beverage Equipment and Buyer shall assume from Seller the Beverage Equipment and shall comply with all of Seller's obligations under such leases. In particular, Buyer shall comply with Seller's obligations under such leases with respect to the prohibition on the dispensing of competitive soft drink products through the Beverage Equipment. Such assignment shall be evidenced by assignment and assumption agreements in the forms provided by the respective beverage manufacturers. Alternatively, Buyer shall have the right to elect to enter into a direct relationship with either or both of the bottlers regarding leasing the Beverage Equipment, providing that the bottlers are willing to enter into such direct relationships without prejudice to Seller.

         5.13 BUSINESS PLAN. Buyer shall deliver to Seller, for Seller's approval, within ten (10) days after the effective date of this Agreement a detailed marketing and business plan with respect to the Restaurants (the "Business Plan"), which shall include a description of Buyer's sources of financing, financing terms (including copies of all commitment letters), organization and management structure, and a three-year financial and operational forecast.

         5.14 BULK SALES ACT. It will not be practicable to comply or to attempt to comply with the procedures of the Uniform Commercial Code or other bulk sales or similar law of the state or states in which the restaurants are located. Accordingly, Seller hereby agrees to defend, indemnify and hold Buyer harmless from and against any and all costs, losses, liabilities, claims and expenses (including reasonable attorneys' fees) arising out of or resulting from the failure of Buyer or Seller to comply with or perform any actions in connection with the provisions of any such law.

         5.15 ANTITRUST CLEARANCES. If required by law, Seller and Buyer shall, promptly after the execution and delivery of this Agreement, file with the Federal Trade Commission and the

United States Department of Justice the notification required to be filed with respect to the transactions provided in this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the rules and regulations promulgated thereunder. All parties hereto shall use their best efforts (i) to respond promptly to any requests for additional information made by such agencies and (ii) to resist vigorously at their respective cost and expense any assertion that the transactions provided herein constitute a violation of the antitrust laws, all to the end of expediting the Closing. Seller shall pay all of the cost incurred in complying with the provisions of the HSR Act.

                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
                                SELLER AND BUYER

The respective obligations of each Party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

         6.01 LITIGATION. Neither Seller nor Buyer shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction that enjoins or prohibits the consummation of the transactions contemplated by this Agreement.

         6.02 SUBLEASE CONSENTS. All required consents to the Subleases from the landlords of the Leased Real Properties shall have been obtained.

         6.03 ANTITRUST CLEARANCES. If HSR Act filings are required for lawful completion of this transaction, the filings shall have been made and either approval shall have been received for an early termination of the review waiting period or the specified review waiting period shall have transpired without objection from any government entity.

         6.04 APPROVAL BY CURRENT MORTGAGEE. The holder of the current mortgage encumbering the Mortgaged Real Properties shall have approved the transaction and the documents utilized to effect the transaction.

                                  ARTICLE VII

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

         The obligations of Buyer to effect the transactions contemplated by this Agreement shall be subject to fulfillment or waiver at or prior to the Closing Date of the following conditions:

         7.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller set forth in Article III of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (as though made on and as of the Closing Date) except (i) to the extent such representations and warranties are by their expressed provisions made as of a specified date and (ii) for the effect of transactions contemplated by this Agreement.

         7.02 PERFORMANCE OF OBLIGATIONS. Seller shall have performed in all material respects all obligations required to be performed by it under this Agreement on or prior to the Closing Date.

         7.03 OFFICER'S CERTIFICATE. Seller shall have furnished to Buyer a certificate dated the Closing Date, to the effect that the conditions set forth in Sections 7.01 and 7.02 have been satisfied.

         7.04 TITLE OBJECTIONS AND ENVIRONMENTAL OBJECTIONS. All Title Objections and Environmental Objections shall have been corrected to Buyer's reasonable satisfaction.

         7.05 DOCUMENTS. Buyer shall have received the documents specified in
Article IX of this Agreement.

         7.06 PERMITS AND AUTHORIZATIONS. Buyer shall have obtained any and all consents or waivers from third parties required for the consummation of the transactions contemplated by this Agreement and Buyer hall have obtained any and all permits, authorizations, consents, waivers and approvals required for the lawful consummation by it of the transactions contemplated by this Agreement.

         7.07 FIFTEEN YEAR REMAINING LEASE PERIODS. With respect to the Leased Real Properties, the average remaining term length of all such leases shall extend at least fifteen (15) years after the Closing Date. With respect to any Leased Real Properties that do not already have remaining lease periods, including any lessee options, in excess of fifteen (15) years, Seller shall in good faith attempt to re-negotiate their leases on commercially reasonable terms so that each the renegotiated leases, including lessee options, shall be at least fifteen (15) years after the Closing Date. Seller shall in good faith attempt to have the remaining period of each such lease exceed fifteen (15) years. This condition precedent shall be satisfied if the result is that some of these leases still do not have remaining fifteen (15) year periods, provided that Seller has made the above-described good faith efforts, and provided that the average remaining term length of the leases, including lessee options, for all of the Leased Real Properties shall extend at least fifteen (15) years after the Closing Date.

         7.08 DUE DILIGENCE APPROVAL. Buyer, based upon its due diligence review pursuant to Section 5.03, shall have determined to its satisfaction that the Restaurants and the Purchased Assets are acceptable for its intended purposes.

         7.09 NO MATERIAL ADVERSE CHANGE. There shall have occurred no material adverse change in the business of any Restaurant or the status or condition of any Purchased Asset from the date of this Agreement to the Closing Date.

         7.10 FINANCING. Buyer shall have secured from a lending institution selected by Buyer (the "Lender") a commitment for financing in an amount and upon such terms as Buyer, in its discretion, deems necessary and appropriate for the purchase of the Purchased Assets and the operation of the Restaurants. If and as required by the Lender, this condition shall include receipt of business valuations for the Restaurants acceptable to the Lender.

         7.11 CONSENTS/ESTOPPELS. Buyer shall have received all required consents from third parties to Seller's assignment and delegation of the Assumed Contracts and Buyer shall have received estoppel certificates from each mortgagee (if any) of each Leased Real Property and each owner/lessor of each Leased Real Property, confirming the status and authority of Seller to enter into each such Sublease and Lease and confirming that there is no default by Seller in its obligations with respect to the property subject to each Lease and Sublease.

         7.12 AREA DEVELOPMENTS AGREEMENT. Seller shall have agreed to one or more of Seller's standard Area Development Agreements containing terms and conditions regarding the territory, number of restaurants and timing requirements that are satisfactory to Buyer in its discretion.

         7.13 INVENTORY. As of the Closing Date, the level and the mix of Inventory at each Restaurant will be sufficient to permit the continued operation of that Restaurant immediately following the Closing in a normal manner consistent with prior practices.

                                  ARTICLE VIII

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

         The obligations of Seller to effect the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

         8.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer and Owner set forth in Article IV of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (as though made on and as of the Closing Date) except (i) to the extent such representations and warranties are by their expressed provisions made as of a specified date and (ii) for the effect of transactions contemplated by this Agreement.

         8.02 PERFORMANCE OF OBLIGATIONS. Buyer and Owner shall have performed in all material respects all obligations required to be performed by them under this Agreement on or prior to the Closing Date.

         8.03 OFFICER'S CERTIFICATE. Buyer shall have furnished to Seller certificates dated the Closing Date to the effect that the conditions set forth in Sections 8.01 and 8.02 have been satisfied.

         8.04 DOCUMENTS. Seller shall have received the documents specified in
Article X of this Agreement.

         8.05 BUSINESS PLAN. Seller shall have received the Business Plan, in form and substance reasonably satisfactory to Seller.

         8.06 PERMITS AND AUTHORIZATIONS. Seller shall have obtained any and all consents or waivers from third parties required for the consummation of the transactions contemplated by this Agreement and Seller hall have obtained any and all permits, authorizations, consents, waivers and approvals required for the lawful consummation by it of the transactions contemplated by this Agreement.

                                   ARTICLE IX

                      DOCUMENTS TO BE DELIVERED BY SELLER

         At or prior to Closing, Seller shall deliver to Buyer the following documents duly executed by Seller:

         9.01 LEASES. The Leases.

         9.02 SUBLEASES. The Subleases.

         9.03 DEEDS. The Deeds.

         9.04 OFFICER'S CERTIFICATE. The certificate referred to in Section 7.03 of this Agreement, which shall include any exceptions to the representations and warranties of Seller which have arisen or of which Seller has learned since the date hereof in addition to those set forth in EXHIBIT 3. 13.

         9.05 BILL OF SALE. A bill of sale conveying ownership of the Fixed Assets, Inventory, Permits and Licenses and Change Fund in the form attached hereto as EXHIBIT 9.05 (the "Bill of Sale").

         9.06 ASSUMPTION AGREEMENT. An assignment and assumption agreement assigning the Assumed Contracts to Buyer in the form attached hereto as EXHIBIT
9.06 (the "Assumption Agreement").

         9.07 ASSIGNMENTS AND TRANSFERS. Such good and sufficient instruments of assignment and transfer as shall be necessary to assign and transfer to Buyer all of Seller's right, title and interest in and to the remaining Purchased Assets not conveyed by the Bill of Sale, the Assumption Agreement and the Beverage Sublease.

         9.08 OTHER INSTRUMENTS OF TRANSFER. Such other instruments of assignment or transfer as shall be reasonably requested by Buyer to confirm and vest in Buyer ownership of all of the Purchased Assets and other documents and instruments as required by the terms and conditions of this Agreement.

         9.09 CONSENTS TO ASSIGNMENTS. To the extent obtained, copies of all consents of third parties that are necessary to effect the transfer from Seller to Buyer of any of the Purchased Assets and to consummate the transactions contemplated by this Agreement.

         9.10 MECHANICS' LIEN AND POSSESSION AFFIDAVIT. The Mechanics' Lien and Possession Affidavit.

         9.11 OTHER AFFIDAVITS. Such other affidavits or certificates as are reasonably required by the title company to insure title to Buyer's leasehold interest in the Mortgaged Real Properties and the Leased Real Properties as required under this Agreement.

         9.12 FRANCHISE AGREEMENTS. The Franchise Agreements, which shall be in the form set forth in the UFOCs and shall include a personal guarantee issued by Owner guaranteeing all of Buyer's obligations under the Franchise Agreements.

         9.13 AREA DEVELOPMENT AGREEMENTS. The Area Development Agreements, which shall be in the form set forth in the UFOCs (except that Owner shall not have had to execute a personal guarantee of Buyer's obligations under the Development Agreements).

         9.14 SOFTWARE LICENSE AGREEMENT. The Software License Agreement.

         9.15 BEVERAGE EQUIPMENT ASSIGNMENT. The Beverage Equipment Assignment if required pursuant to Section 5.11.

         9.16 ESTOPPELS. Signed original copies of Estoppel Certificates from each mortgagee (if any) of each Leased Real Property and each owner/lessor of each Leased Real Property.

         9.17 OTHER DOCUMENTS. Other documents as are provided in the UFOCs or as shall be reasonably requested by Buyer and its counsel or required to be delivered pursuant to this Agreement.

                                   ARTICLE X

                       DOCUMENTS TO BE DELIVERED BY BUYER

         At Closing, Buyer shall deliver to Seller the following documents duly executed by Buyer:

         10.01 LEASES. The Leases.

         10.02 SUBLEASES. The Subleases.

         10.03 DEEDS. The Deeds.

         10.04 ASSUMPTION AGREEMENT. The Assumption Agreement.

         10.05 OFFICER'S CERTIFICATE. The certificate referred to in Section
8.03 of this Agreement, which shall include any exceptions to the representations and warranties of Buyer and/or Owner which have arisen or of which Buyer and/or Owner have learned since the date hereof.

         10.06 GUARANTY. A guaranty of Buyer's obligations in the form attached hereto as EXHIBIT 10.06 (the "Guaranty") executed by Owner.

         10.07 FRANCHISE AGREEMENTS. The Franchise Agreements, which shall be in the form set forth in the UFOCs and shall include a personal guarantee issued by Owner guaranteeing all of Buyer's obligations under the Franchise Agreements.

         10.08 THE AREA DEVELOPMENT AGREEMENTS. The Area Development Agreements, which shall be in the form set forth in the UFOCs (except that Owner shall not have had to execute a personal guarantee of Buyer's obligations under the Development Agreements).

         10.09 SOFTWARE LICENSE AGREEMENT. The Software License Agreement.

         10.10 BEVERAGE EQUIPMENT ASSIGNMENT. The Beverage Equipment Assignment if required pursuant to Section 5.1 1.

         10.11 PROMISSORY NOTES. The EXHIBIT 2.01 five (5) year Promissory Note plus the EXHIBIT 2.03 Short-Term Promissory Note.

         10.12 OTHER DOCUMENTS. Other documents as are provided in the UFOCs or as shall be reasonably requested by Seller and its counsel or required to be delivered pursuant to this Agreement.

                                   ARTICLE XI

                                  TERMINATION

         11.01 EVENTS OF TERMINATION. This Agreement may be terminated, without liability on the part of the terminating Party to the other Parties, at any time before the Closing Date: (i) by mutual consent of Buyer, Owner and Seller; (ii) by Buyer if any of the conditions precedent found in Articles VI and VII of this Agreement shall have become incapable of fulfillment through no fault of Buyer and have not been waived in writing by Buyer; (iii) by Seller if any of the conditions precedent found in Articles VI and VIII of this Agreement shall have become incapable of fulfillment through no fault of Seller and have not been waived in writing by Seller; (iv) by Buyer if there is a breach of or failure by Seller to perform in any material respect any of the representations, warranties, commitments, covenants or conditions under this Agreement, which breach or failure is not cured within five (5) business days after written notice thereof is given to Seller and prior to the Closing Date;
(v) by Seller if there is a breach of or failure by Buyer or Owner to perform in any material respect any of the representations, warranties, commitments, covenants or conditions under this Agreement, which breach or failure is not cured within five (5) business days after written notice thereof is given to the Party committing such breach and prior to the Closing Date; (vi) by Buyer if it is not satisfied with its due diligence investigation of Seller and provides written notice to Seller of such dissatisfaction prior to expiration of the applicable time period prescribed in Section 5.03; or (vii) by Seller at any time on or after February 4, 2000 if the Closing has not theretofore been consummated and completed. In the event of termination and abandonment by any Party as above provided in clauses (ii), (iii), (iv), (v), (vi) or (vii) of this Section, written notice shall forthwith be given to the other Party, which notice shall clearly specify the reason of such Party for terminating this Agreement.

         11.02 SURVIVAL AFTER TERMINATION. If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to Section 11.01, then this Agreement shall become null and void and of no effect, except for the provisions of Sections 5.03(c), 5.07, 11.02, 11.03, 13.06, 13.07, 13.09, 13.10,
13.11, 3.13, 13.14, 13.15 and 13.16 of this Agreement which shall survive the termination of this Agreement; provided, however, that such termination shall not affect the right of any Party (a) to bring an action against another Party for a breach occurring prior to the termination or for a wrongful termination,
(b) to bring an action based on a misrepresentation or breach of warranty in
Section 3.05 or 4.05, or (c) to be indemnified under Article 12 with respect to any Damages attributable to any such breach or misrepresentation.

         11.03 RETURN OF ESCROW DEPOSIT. If this Agreement is terminated by Seller pursuant to Sections 5.01 or 11.01 (v) or 11.01 (vii) and Seller is not then in default of this Agreement, then Seller shall be entitled to the Escrow Deposit and any interest earned thereupon. If this Agreement is terminated pursuant to any other provision, Buyer shall be entitled to the Escrow Deposit and any interest earned thereupon.

                                  ARTICLE XII

                                INDEMNIFICATION

         12.01 SURVIVAL AFTER CLOSING. The representations and warranties of the Parties contained in tl1is Agreement shall survive the Closing and continue in full force and effect for a period of three (3) years following the Closing Date. All covenants and agreements contained in this Agreement shall survive the Closing in accordance with their terms.

         12.02 INDEMNIFICATION.

                  (a) BY SELLER. By execution of this Agreement, Seller hereby agrees to indemnify Buyer and its successors and assigns and hold them harmless against and in respect of:

                           (i) any and all losses, liabilities, damages, costs and expenses (including without limitation judgments and settlement payments) incurred by any of them directly or indirectly incident to, arising in connection with or resulting from or relating to any material misrepresentation, breach, nonperformance or inaccuracy of any representation, warranty or covenant by Seller made or contained in this Agreement or in any Exhibit, certificate or other document executed and delivered to Buyer under or pursuant to this Agreement or the transactions contemplated herein;

                           (ii) any and all losses, liabilities, damages, costs and expenses (including without limitation judgments and; settlement payments) incurred by them directly or indirectly - incident to, arising in connection with, resulting from or relating to any liabilities of Seller, other than those assumed by Buyer pursuant to this Agreement; and

                           (iii) any and all losses, liabilities, damages, costs and expenses incurred by Buyer in claiming, contesting or remedying any breach, misrepresentation, non-performance, inaccuracy or other matter described above, or in enforcing its right of indemnification hereunder, including, by way of illustration and not limitation, all reasonable legal, accounting and other professional fees and expenses, filing fees, collection costs and all fees, costs and expenses incurred in defending claims which, if successfully prosecuted, would have resulted in Damages (as defined herein).

                  (b) BY BUYER. By execution of this Agreement, Buyer agrees to indemnify Seller and its parent corporation and their successors and assigns and hold them harmless from and against and in respect of:

                           (i) any and all losses, liabilities, damages, costs and expenses (including without limitation judgments and settlement payments) incurred by them directly or indirectly incident to, arising in connection with or resulting from any material misrepresentation, breach, non-performance or inaccuracy of any representation, warranty or covenant by Buyer or Owner made or contained in this Agreement or in any Exhibit, certificate or document executed and delivered to Seller under or pursuant to this Agreement or the transactions contemplated herein;

                           (ii) any and all losses, liabilities, damages, costs and expenses (including without limitation judgments and settlement payments) incurred by them directly or indirectly incident to, arising in connection with, resulting from or relating to any liabilities assumed by Buyer pursuant to this Agreement; and

                           (iii) any and all losses, liabilities, damages, costs and expenses incurred by Seller in claiming, contesting or remedying any breach, misrepresentation, non-performance, inaccuracy or other matter described above, or in enforcing its right of indemnification hereunder, including, by way of illustration and not limitation, all reasonable legal, accounting and other professional fees and expenses, filing fees, collection costs and all fees, costs and expenses incurred in defending claims which, if successfully prosecuted would have resulted in Damages (as defined herein).

                  (c) DAMAGES. Any and all of the items set forth in Sections 12.02(a) and 12.02(b) for which a Party is entitled to be indemnified hereunder are called "Damages."

                  (d) INITIAL CLAIM NOTICE. When a Party becomes aware of a situation which may result in Damages for which it would be entitled to be indemnified hereunder, such Party (the "Indemnitee") shall submit a written notice (the "Initial Claim Notice") to the other Party or Parties (the "Indemnitor") to such effect within thirty (30) days after it first becomes aware of such matter and shall furnish the Indemnitor with such information as it has available demonstrating its right or possible right to receive indemnity. If the potential claim is predicated on, or later results in, the filing by a third party of any action at law or in equity (a "Third Party Claim"), the Indemnitee shall provide the Indemnitor with a supplemental Initial Claim Notice not later than ten (10) days prior to the date on which a responsive pleading must be filed, and shall also furnish a copy of such claim (if made in writing) and of all documents received from the third party in support of such claim. Every Initial Claim Notice shall, if feasible, contain a reasonable estimate by the Indemnitee of the losses, costs, liabilities and expenses (including, but not limited to, costs and expenses of litigation and attorneys' fees) which the Indemnitee may incur. In addition, each Initial Claim Notice shall name, when known, the person or persons making the assertions that are the basis for such claim. Failure by the Indemnitee to deliver an Initial Claim Notice or an update thereof in a timely manner shall not relieve the Indemnitor of any of its obligations under this Agreement except to the extent that actual monetary prejudice to the Indemnitor can be demonstrated, including, without limitation, prejudice due to failure to provide notice to applicable insurers.

                  (e) RIGHTS OF INDEMNITOR. If, prior to the expiration of thirty (30) days from the date of the delivery to the Indemnitor of an Initial Claim Notice (the "Claim Answer Period"), the Indemnitor delivers a written notice to the Indemnitee (an "Acknowledgment") acknowledging its obligation to the Indemnitee for the claim identified in that Initial Claim Notice, providing reasonable assurances to the Indemnitee of its intention and ability to satisfy its obligation of indemnification with respect to that claim and requesting that such claim not be paid, the same shall not be paid, and the Indemnitor shall settle, compromise or litigate in good faith such claim, and employ attorneys of its choice to do so; provided, however, that Indemnitee shall not be required to refrain from paying any claim which has matured by court judgment or decree, unless appeal is taken therefrom and proper appeal bond posted by the Indemnitor, nor shall it be required to refrain from paying any claim where such action would result in the foreclosure of a lien upon any of its assets or a default in a lease or other contract except a lease or other contract which is the subject of the dispute, nor shall it be required to agree to the settlement or compromise of a claim which involves any admission of wrongdoing on the part of the Indemnitee or involves any order or commitment which in any way restricts the future activities of the Indemnity. If the Indemnitor elects to settle, compromise or litigate such claim, all reasonable expenses, including but not limited to all amounts paid in settlement or to satisfy judgments or awards and reasonable attorney's fees and costs, incurred by the Indemnitor in settling, compromising or litigating such claim shall be secured to the reasonable satisfaction of Indemnitee. Indemnitee shall cooperate fully to make available to the Indemnitor and its attorneys, representatives and agents, all pertinent information under its control. Indemnitee shall have the right to elect to settle or compromise all other contested claims with respect to which the Indemnitor has not, within the Claim Answer Period, acknowledged in writing (i) liability therefor, and (ii) its election to assume full responsibility for the settlement, compromise, litigation and payment of such claim.

                  (f) FINAL CLAIMS STATEMENT. At such time as Damages for which the Indemnitor is liable hereunder are incurred by Indemnitee by actual payment thereof or by entry of a final judgment, Indemnitee shall deliver to the Indemnitor a statement setting forth the amount of such Damages in reasonable detail on an itemized basis (a "Final Claims Statement"). Indemnitee shall supplement the Final Claims Statement with such supporting proof of loss (e.g. vouchers, canceled checks, accounting summaries, judgments, settlement agreement, etc.) as the Indemnitor may reasonably request in writing within twenty (20) days after date of delivery of the Final Claims Statement. All amounts itemized in the Final Claims Statement, together with interest on such amounts at the rate of 12% per annum (or the maximum rate of interest allowed by law, whichever is less) from the date paid by the Indemnitee to the date reimbursed by the Indemnitor, shall be paid by the Indemnitor to the Indemnitee within thirty (30) days after the date of delivery to the Indemnitor of that Final Claims Statement.

                  (g) LIMITATIONS ON INDEMNIFICATION.

                           (i) TIME LIMITATION. Notwithstanding the other provisions of this Article XII, neither Party shall be liable to indemnify the other Party following the Closing Date for Damages arising out of any misrepresentation, breach or inaccuracy of any representation or warranty unless the Party seeking indemnification delivers an Initial Claim Notice to the other Party of its claim for indemnification hereunder prior to the end of the applicable survival period set forth in Section 12.01.

                  (II) MINIMUM DOLLAR LIMIT ON INDEMNIFICATION. Except as provided below, neither Party shall be liable for a claim for Damages hereunder unless and until the aggregate Damages incurred by the other Party exceeds the sum of Twenty five Thousand Dollars ($25,000) (the "Threshold Amount"), in which event the Indemnitor shall indemnify the Indemnitee in accordance with this
Article XII for all Damages arising hereunder in excess of the Threshold Amount. As exceptions to the foregoing, Damages for the following claims shall not be subject to the Threshold Amount (and shall be payable by the Indemnitor from the first dollar of Damages): (A) any claim based upon a misrepresentation or breach of warranty by Seller under Article III or Buyer under Article IV which, as of the Closing Date, constituted an intentional and willful misrepresentation or breach of warranty or (B) any breach by Seller or Buyer of any commitment under this Agreement to perform following the Closing Date, including, without limitation, the failure of Buyer to pay any installment of the Promissory Note when and as due, the failure of either Buyer or Seller to pay any differential in the Actual Inventory/Change Fund Value when and as due, the failure of Seller to pay or perform any Pre-Closing Obligations under the Assumed Contracts when and as due, or the failure of Buyer to pay or perform any Post Closing Obligations under the Assumed Contracts when and as due.

                  (H) EXCLUSIVE REMEDY. The remedies provided for in this
Article 12 are exclusive and shall be in lieu of all other remedies for any breach of any representation, warranty, covenant, obligation or other provision of this Agreement, except for any other remedy for which express provision is made in this Agreement; PROVIDED, HOWEVER, that the foregoing clause of this sentence shall not be deemed a waiver by any Party of any right to specific performance or injunctive relief.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         13.01 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the company Parties and their respective successors and permitted assigns and of the individual Parties and their respective heirs, personal representatives and permitted assigns.

         13.02 PUBLICITY. Subject to the other provisions of this Agreement, press releases and other publicity materials relating to the transactions contemplated by this Agreement shall be released by the Parties only after review and with the consent of the other Parties; provided, however, Seller shall have the right, after consulting with Buyer, to make a public announcement of the execution of this Agreement and a disclosure of the basic terms and conditions of this Agreement if advised to do so by its legal counsel in connection with the reporting and disclosure obligations of Seller or any affiliate of Seller under the federal securities laws and/or the NASDAQ National Market System.

         13.03 LIST OF EXHIBITS. As mentioned in this Agreement, there are attached hereto or delivered herewith, the following Exhibits:

                                    EXHIBITS

EXHIBIT
  NO.                                     EXHIBIT CAPTION
- -------                                   ---------------

   A                                      Properties
1.01(e)                                   Assumed Contracts
1.01(g)                                   Software License Agreement
1.04(i)                                   Form of Deed
1.04(ii)                                  Form of Lease
1.04(iii)                                 Form of Sublease
2.01(a)                                   Form of Promissory Note
2.05                                      Purchase Price Allocation
3.13                                      Disclosure Statement
9.05                                      Form of Bill of Sale
9.06                                      Form of Assumption Agreement
10.06                                     Form of Guaranty

         13.04 HEADINGS. The headings in this Agreement have been inserted solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

         13.05 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

         13.06 GOVERNING LAW/EXCLUSIVE JURISDICTION. This Agreement shall be construed, and exclusive jurisdiction over any case or controversy shall exist, as prescribed in Section 18.06 of the Franchise Agreements.

         13.07 EXPENSES. Except as otherwise herein provided, each of the Parties shall pay its respective costs and expenses incurred or to be incurred by it in connection with the negotiations respecting this Agreement and the transactions contemplated by this Agreement, including preparation of documents, obtaining any necessary approvals and the consummation of the other transactions contemplated by this Agreement.

         13.08 ASSIGNMENT. Seller may assign any or all of its rights hereunder. Buyer may not assign any of its rights and obligations hereunder without the written consent of Seller. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors and permitted assigns of the parties hereto.

         13.09 ENTIRE AGREEMENT. This Agreement contains the entire agreement among the Parties with respect to the transactions contemplated by this Agreement and supersedes all other prior agreements, understandings and letters related to this Agreement.

         13.10 NOTICES. Any notice or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given on the date mailed if sent by registered or certified mail (return receipt requested) or by commercial overnight service to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                  (a)      if to Seller, to:

                           Checkers Drive-In Restaurants, Inc.
                           3916 State Street, Suite 300
                           Santa Barbara, California 93105
                           Attn: W. Fillmore Wood, Jr.

                  (b)      if to Buyer to:

                           Titan Holdings, L.L.C.
                           24681 Northwestern Hwy., Suite 400
                           Southfield, Michigan 48975
                           Attn: Mark Mitchell

         13.11 GUARANTY OF OWNER. Owner irrevocably and unconditionally solely guaranties the prompt, faithful and complete performance by Buyer of its liabilities and obligations under the Franchise Agreements, and under Article IV and section 5.07 of this Agreement, without counterclaim or set-off.

         13.12 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

         13.13 ATTORNEY FEES. In the event that a Party to this Agreement brings an action against the other Party to this Agreement, by reason of the breach of any condition, covenant, representation or warranty in this Agreement, or otherwise arising out of this Agreement, the prevailing party in such action shall be entitled to recover from the other reasonable attorneys' fees plus costs of suit, as well as all such fees and costs incurred in any appeal or in any collection effort.

         13.14 WAIVER. Any Party may, by written notice to the other Parties,
(i) waive any inaccuracies in the representations or warranties of such other Party contained in this Agreement or in any document delivered pursuant to this Agreement, (ii) waive compliance with any of the conditions and covenants of such other Party contained in this Agreement or (iii) waive or modify performance of any of the obligations of such other Party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement shall be deemed to constitute a waiver by the Party taking such action of compliance with any of the representations, warranties, covenants, conditions or agreements contained in the Agreement. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

         13.15 CONSTRUCTION. Each Party acknowledges and agrees that it has read and understands each and every provision of this Agreement, the Schedules and the Exhibits hereto and has considered all relevant business and tax aspects related thereto. The Parties hereto further acknowledge and agree that each Party has had the opportunity to consult with and obtain legal advice and counseling from an attorney in relation to each and every provision of this Agreement, the Schedules and the Exhibits hereto, and each Party acknowledges and agrees for itself it has either availed itself of that opportunity or has knowingly and willfully declined such representation. Therefore, the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against either Party.

         13.16 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement, whether in whole or in part, shall not in any way affect the validity and/or enforceability of any other provision of this Agreement. Any invalid or unenforceable provisions shall be deemed severable to the extent of any such invalidity or unenforceability.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed by their respective duly authorized representatives and Guarantor has executed this Agreement, as of the day and year first above written.


                                             "SELLER"
ATTEST:                                      CHECKERS DRIVE-IN RESTAURANTS, INC.

/s/ W. FILLMORE WOOD, JR.                    By /s/ WILLIAM P. FOLEY II
- ----------------------------------              --------------------------------
Print Name: W. Fillmore Wood, Jr.            Print Name: William P. Foley II
            ----------------------                       -----------------------
SVP & Assistant Secretary                    Title: Chairman
- ----------------------------------                  ----------------------------


                                             "BUYER"
ATTEST:                                      TITAN HOLDINGS, L.L.C.

/s/ ROBERT J. SOWISLO                        By /s/ MARK MITCHELL
- ----------------------------------              --------------------------------
Print Name: Robert J. Sowislo                Print Name: Mark Mitchell
            ----------------------                       -----------------------
                                             Title:
                                                    ----------------------------


                                             "OWNER"
ATTEST:                                      MARK MITCHELL

/s/ ROBERT J. SOWISLO                        By /s/ MARK MITCHELL
- ----------------------------------              --------------------------------
Print Name: Robert J. Sowislo                Print Name: Mark Mitchell
            ----------------------                       -----------------------

                                   EXHIBIT A

                              ORLANDO RESTAURANTS

            FEE [UNMORTGAGED] REAL PROPERTIES TO BE DEEDED TO BUYER

- ------------------------------------------------------------------------------------------------------------------------------------
REST    NEW       DATE       ADDRESS                 CITY           STATE     ZIP       COUNTY         COMMENTS
#       STORE #   OPENED
- ------------------------------------------------------------------------------------------------------------------------------------
437C    8120      08/04/93   1035 Lee Road           Orlando        FL        32810     Orange         Morgan File pays Checkers $90
                                                                                                       per month for dumpster usage
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

                MORTGAGED REAL PROPERTIES TO BE LEASED TO BUYER
- ------------------------------------------------------------------------------------------------------------------------------------
REST    NEW       DATE       ADDRESS                 CITY           STATE     ZIP       COUNTY         COMMENTS
#       STORE #   OPENED
- ------------------------------------------------------------------------------------------------------------------------------------
149C    8111      10/12/92   7604 E. Colonial Drive  Orlando        FL        32807     Orange         $49,328.00
- ------------------------------------------------------------------------------------------------------------------------------------
447C    8123      12/31/92   912 W. University Ave.  Gainesville    FL        32601     Alachua        $53,475.00
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

                LEASED REAL PROPERTIES TO BE SUBLEASED TO BUYER
- ------------------------------------------------------------------------------------------------------------------------------------
REST    NEW       DATE       ADDRESS                 CITY           STATE     ZIP       COUNTY         COMMENTS
#       STORE #   OPENED
- ------------------------------------------------------------------------------------------------------------------------------------
446C    8122      12/19/92   3520 SW Archer Road     Gainesville     FL       32608     Alachua        $110,316 Land & Building
- ------------------------------------------------------------------------------------------------------------------------------------
230C    8115      12/31/91   1239 E. Silver Springs  Ocala           FL       32770     Marion         $28,248 Land
- ------------------------------------------------------------------------------------------------------------------------------------
345C    8118      03/24/93   8585 SW Highway 200     Ocala           FL       34481     Marion         $30,000 Land
- ------------------------------------------------------------------------------------------------------------------------------------
461C    8124      3/31/93    5497 US Hwy. 441        Belleview       FL       34420     Marion         $20,700 Land
- ------------------------------------------------------------------------------------------------------------------------------------
496C    8128      11/24/93   2701 SW College Road    Ocala           FL       34478     Marion         $38,912 Land
- ------------------------------------------------------------------------------------------------------------------------------------
521C    8130      6/29/93    11193 N. Williams St.   Dunnellon       FL       34432     Marion         $21,600 Land
- ------------------------------------------------------------------------------------------------------------------------------------
148C    8110      6/30/93    6371 W. Colonial Drive  Orlando         FL       32818     Orange         $44,268 Land
- ------------------------------------------------------------------------------------------------------------------------------------
185C    8112      3/30/93    2495 S. Orange Ave.     Orlando         FL       32806     Orange         $74,256 Land
- ------------------------------------------------------------------------------------------------------------------------------------
208C    8113      6/30/93    202 E. S.R. 436         Casselberry     FL       32707     Seminole       $49,704 Land
- ------------------------------------------------------------------------------------------------------------------------------------
209C    8114      10/12/92   1070 W. S.R. 434        Longwood        FL       32750     Seminole       $35,388 Land
- ------------------------------------------------------------------------------------------------------------------------------------
314C    8116      10/12/92   1501 S. French Ave.     Sanford         FL       32771     Seminole       $33,000 Land
- ------------------------------------------------------------------------------------------------------------------------------------
337C    8117      6/30/93    431 State Road 436 W    Altamonte Sprgs.FL       32714     Seminole       $52,992 Land
- ------------------------------------------------------------------------------------------------------------------------------------
401C    8119      2/20/93    13495 W. Colonial Dr.   Winter Garden   FL       34787     Orange         $38,532 Land
- ------------------------------------------------------------------------------------------------------------------------------------
438C    8121      8/24/93    1000 Willa Springs Dr.  Willa Springs   FL       32708     Seminole       $46,344 Land
- ------------------------------------------------------------------------------------------------------------------------------------
468C    8125      10/30/93   133 S. Woodland Blvd.   DeLand          FL       32720     Volusia        $53,2220 Land
- ------------------------------------------------------------------------------------------------------------------------------------
469C    8126      1/19/94    11816 E. Colonial Dr.   Orlando         FL       32826     Orange         $46,320 Land
- ------------------------------------------------------------------------------------------------------------------------------------
470C    8127      8/6/93     480 E. Burleigh Blvd.   Tavares         FL       32778     Lake           $27,600 Land
- ------------------------------------------------------------------------------------------------------------------------------------
502C    8129      10/29/93   2750 W. Colonial Drive  Orlando         FL       32804     Orange         $63,096 Land
- ------------------------------------------------------------------------------------------------------------------------------------
522C    8131      8/6/93     355 E. Main Street      Apopka          FL       32703     Orange         $27,996 Land
- ------------------------------------------------------------------------------------------------------------------------------------
564C    8132      6/28/93    2490 S. Woodlawn Blvd.  DeLand          FL       32720     Volusia        $45,000 Land
- ------------------------------------------------------------------------------------------------------------------------------------
586C    8133      9/20/93    2508 N. Citrus Blvd.    Leesburg        FL       34748     Lake           $42,720 Land
- ------------------------------------------------------------------------------------------------------------------------------------
722C    8134      1/12/94    5503-A S. Semoran Blvd. Orlando         FL       32822     Orange         $61,080 Land
- ------------------------------------------------------------------------------------------------------------------------------------
806C    8135      12/21/94   4345 W. Lake Mary Blvd. Lake Mary       FL       32746     Orange         $68,888 Land
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

                          WEST PALM BEACH RESTAURANTS

            FEE [UNMORTGAGED] REAL PROPERTIES TO BE DEEDED TO BUYER

- ------------------------------------------------------------------------------------------------------------------------------------
REST    NEW       DATE       ADDRESS                 CITY           STATE     ZIP       COUNTY         COMMENTS
#       STORE #   OPENED
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

                MORTGAGED REAL PROPERTIES TO BE LEASED TO BUYER
- ------------------------------------------------------------------------------------------------------------------------------------
REST    NEW       DATE       ADDRESS                 CITY           STATE     ZIP       COUNTY         COMMENTS
#       STORE #   OPENED
- ------------------------------------------------------------------------------------------------------------------------------------
187     8076      7/24/91    2270 S. Military Trail  West Palm Beach  FL      33406     Palm Beach     $48,000
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------

                LEASED REAL PROPERTIES TO BE SUBLEASED TO BUYER
- ------------------------------------------------------------------------------------------------------------------------------------
REST    NEW       DATE       ADDRESS                 CITY           STATE     ZIP       COUNTY         COMMENTS
#       STORE #   OPENED
- ------------------------------------------------------------------------------------------------------------------------------------
164     8074      1/25/91    1495 US Highway 1           Vero Beach       FL    32960     Indian River
- ------------------------------------------------------------------------------------------------------------------------------------
176     8075      5/23/91    2529 Okeechobee Blvd.       West Palm Beach  FL    33409     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
205     8077      12/30/91   10461 S. Federal Hwy.       Port St. Lucie   FL    34952     St. Lucie
- ------------------------------------------------------------------------------------------------------------------------------------
231     8078      12/27/91   7050 S. Military Trail      Lake Worth       FL    33463     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
236     8079      3/9/92     3483 US Highway 1           Stuart           FL    34995     Martin
- ------------------------------------------------------------------------------------------------------------------------------------
313     8080      6/30/93    6239 Lake Worth Rd.         Lake Worth       FL    33463     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
316     8081      6/30/92    524 S. Dixie Highway        Lake Worth       FL    33460     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
327     8082      1/15/93    3568 Northlake Blvd.        Lake Park        FL    33403     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
350     8083      10/30/93   500 NE 51st Street          Boca Raton       FL    33431     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
464     8084      5/26/93    2050 S. US 1                Ft. Pierce       FL    34950     St. Lucie
- ------------------------------------------------------------------------------------------------------------------------------------
497     8085      12/1/93    450 W. Atlantic Ave.        Delray Beach     FL    33444     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
587     8086      2/24/94    7850 Roseland Rd.           Roseland         FL    32958     Indian River
- ------------------------------------------------------------------------------------------------------------------------------------
632     8087      5/16/94    755 W. Baynton Beach Blvd.  Baynton Beach    FL    33426     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
1129    8088      9/30/92    1318 Royal Palm Beach Blvd. Royal Palm Beach FL    33411     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------
1130    8089      3/31/91    12790 Forest Hills Blvd.    West Palm Beach  FL    33406     Palm Beach
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------